EXHIBIT 10.11


VOID AFTER 5:00 P.M., FLORIDA TIME, ON APRIL 28, 2002 OR, IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., FLORIDA TIME, ON THE NEXT FOLLOWING BUSINESS DAY UNLESS TERMINATED EARLIER AS HEREIN PROVIDED.

                               WARRANT TO PURCHASE
                                  5,000 SHARES
                                       OF
                                  COMMON STOCK
                                       OF
                               SOUND ADVICE, INC.


                     TRANSFER RESTRICTED -- SEE SECTION 2.05


      This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, ____________________(the "Warrantholder") is entitled to purchase from Sound Advice, Inc., a corporation incorporated under the laws of the State of Florida (the "Company"), subject to the terms and conditions hereof (including, without limitation, the vesting of such purchase right as provided in Sections 2.03 and 2.04 hereof) and to earlier termination as herein provided, at any time after the date hereof and before 5:00 P.M., Florida time, April 28, 2002 (or, if such day is not a Business Day, as defined herein, at or before 5:00 P.M., Florida time, on the next following Business Day), 5,000 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Article III hereof.

                                   ARTICLE I

      SECTION 1.01: DEFINITION OF TERMS. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

            (a) BUSINESS DAY. A day other than a Saturday, Sunday or other day on which banks in the State of Florida are authorized by law to remain closed.

            (b) COMMON STOCK. Common Stock, $.01 par value per share, of the Company.

            (c) EXERCISE PRICE. $1.89 per Warrant Share, as such price may be adjusted from time to time pursuant to Article III hereof.

            (d) EXPIRATION DATE. 5:00 P.M., Florida time, on April 28, 2002, or such earlier date as provided in Section 2.06 hereof.

            (e) PERSON. An individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or government or any department or agency thereof.

            (f) SEC. The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (g)   SECURITIES ACT.  The Securities Act of 1933, as amended.

            (h) WARRANT. This Warrant and other warrants that may be issued in its place (together evidencing the right to purchase an aggregate of 5,000 shares of Common Stock).

            (i) WARRANTHOLDER. _______________ in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

            (j) WARRANT SHARES. Common Stock purchasable upon exercise of the Warrant.

                                  ARTICLE II

                       DURATION AND EXERCISE OF WARRANT

      SECTION 2.01: DURATION OF WARRANT. Subject to all of the terms and conditions contained herein (including, without limitation, those covering the vesting of the right to purchase any and all of the Warrant Shares as set forth in Sections 2.03 and 2.04 and the earlier termination of this Warrant as set forth in Section 2.06), the vested portion of this Warrant may be exercised by the Warrantholder in whole or in part from time to time, but only on or after the date of this Warrant and before 5:00 P.M., Florida time, on the Expiration Date (or, if such day is not a Business Day, at or before 5:00 P.M. Florida time, on the next following Business Day). If this Warrant is not exercised at or before 5:00 P.M., Florida time, on the Expiration Date, it shall become void and all rights hereunder shall thereupon cease.

      SECTION 2.02:  MANNER OF EXERCISE OF WARRANT.

            (a) The Warrantholder may exercise any vested portion of this Warrant, in whole or in part, upon surrender of this Warrant with the Subscription Form hereon duly executed to the Company at its corporate office in Dania, Florida, together with the full Exercise Price for each Warrant Share to be purchased in lawful money of the United States or paid by certified check, bank draft or postal or express money order payable in United States Dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

            (b) Upon receipt of this Warrant with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company will cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article III hereof, if any, and as provided in Section 4.04 hereof) in such denominations as are required for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. If at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such investment intent and other representations and covenants and may place such legends on certificates representing the Warrant Shares, as may be required by the Securities Act and the rules and regulations promulgated thereunder or by the SEC and/or as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

            (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under this Warrant, the Company will execute a new warrant in the form of this Warrant for the balance of the shares of Common Stock that may be purchased upon exercise of this Warrant and deliver such new warrant to the Warrantholder.

            (d) The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares. Notwithstanding the foregoing, the Company shall not, however, be required to pay any tax imposed on income or gross receipts or any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of Warrant Shares in a name other than that of the Warrantholder at the time of surrender and, until the payment of such tax, shall not be required to issue such Warrant Shares.

      SECTION 2.03: VESTING OF WARRANT. Notwithstanding anything to the contrary contained herein, this Warrant shall only be exercisable to the extent that this Warrant has vested as provided in this Section 2.03 or Section 2.04 below. Subject to such further limitations as are provided for herein, this Warrant shall vest as hereinafter set forth, if at all (and be exercisable once vested), upon and only to the extent that after the date of this Warrant the market price (as hereinafter defined) of a share of Common Stock shall reach the following values: (i) one-third (1/3) of this Warrant shall vest when and only if the market price equals or exceeds $4.00 per share; (ii) two-thirds (2/3) of this Warrant shall vest when and only if the market price equals or exceeds $5.00 per share; and (iii) all of this Warrant shall vest when and only if the market price equals or exceeds $6.50 per share. For purposes of determining whether and when (if at all) the market price equals or exceeds the foregoing prices, the "market price" shall be deemed to be the average of the closing sales price (or, in the absence of reported sales on any day, the mean between the reported closing bid and asking prices) of a share of Common Stock on the NASDAQ National Market (or in lieu thereof such other securities exchange that the Company's Common Stock is listed or quoted) in any period of thirty (30) consecutive business days after the date of this Warrant.

      Notwithstanding the vesting schedule set forth above or the accelerated vesting provided in Section 2.04 below, Warrantholder shall not become vested in any part of this Warrant subsequent to the termination of the Warrantholder's serving as a director of the Company regardless of any exercise period provided in Section 2.06 below.

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



      SECTION 2.04: ACCELERATED VESTING. Notwithstanding anything to the contrary contained herein (including the vesting schedule set forth in Section
2.03 above) and to the extent that this Warrant has not previously fully vested, this Warrant shall fully (100%) vest and become exercisable in full immediately upon the earlier to occur of (i) a change of control (as defined below) or (ii) April 29, 2001.

      A "change in control" shall be deemed to have occurred upon any of the following events: (i) the acquisition in one or more transactions by any "person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes hereof, the Voting Securities acquired (by sale, merger, consolidation or in any other manner) from the Company by any person shall be excluded from the determination of such person's beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or (ii) the individuals who, as of the date hereof, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute more than one-half of the Board; provided, however, that, if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of more than one-half of the Incumbent Board, such new director shall, for purposes hereof, be considered as a member of the Incumbent Board; or (iii) approval by shareholders of the Company of (A) a merger or consolidation involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly immediately following such merger or consolidation, more than one-half of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation (unless, however, the event described in subparagraph (ii) above does not occur in connection therewith) or (B) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that, notwithstanding the foregoing, (x) a change in control shall not be deemed to occur solely because fifteen percent (15%) or more of the then outstanding Voting Securities is acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition or (3) Peter Beshouri, Michael Blumberg, Joseph Piccirilli, Gregory Sturgis or any other person who, as of December 14, 1994, directly or indirectly beneficially owned 5% or more of the Voting Securities of the Company, and (y) a change in control shall not be deemed to occur solely because any person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a change in control shall occur.

      SECTION 2.05: NON-TRANSFERABILITY OF WARRANT. This Warrant shall not be sold, transferred, pledged, hypothecated, encumbered or otherwise dispose of by Warrantholder other than a transfer by Warrantholder by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employment Retirement Income Security Act, or the rules thereunder (but subject, however, to all of the other provisions hereof), and, except with respect to a qualified domestic relations order as aforesaid, may be exercised during Warrantholder's lifetime only by Warrantholder. If any part of this Warrant is exercised after Warrantholder's death, the Company may require evidence reasonably satisfactory to it of the appointment and qualification of Warrantholder's personal representatives and their authority and of the right of any heir or distributee to exercise this Warrant.

      SECTION 2.06: TERMINATION. Notwithstanding the Expiration Date of April 28, 2002 previously set forth in Section 2.01: (a) if the Warrantholder no longer serves as a director of the Company for any reason whatsoever [including, without limitation, as a result of disability, voluntary resignation within 60 days after a change in control or retirement (provided that for purposes hereof "retirement" shall mean voluntarily resigning as a director of the Company after Warrantholder has reached the age of 65)] other than as a result of Warrantholder=s death or as described in item (c) or (d) below; the Expiration Date shall become for all purposes hereof 5:00 P.M., Florida time, on the date that is two (2) years after the date Warrantholder no longer serves as a director of the Company; or (b) in the event of the death of Warrantholder prior to any event described in item (a) above or item (c) or (d) below, the Expiration Date shall become for all purposes hereof 5:00 P.M., Florida time, on the date that is two (2) years after the date of the death of Warrantholder; or
(c) in the event Warrantholder has been removed as a director for cause, the Expiration Date shall become for all purposes 5:00 p.m. Florida time, on the date of such removal; or (d) in the event that Warrantholder no longer serves as a director of the Company as a result of the Warrantholder's voluntary resignation as a director other than within sixty (60) days after a change in control or as a result of retirement, the Expiration Date shall become for all purposes hereof 5:00 p.m., Florida time, on the date that is three (3) months after the date Warrantholder no longer serves as a director of the Company; provided that, if Warrantholder shall die during such three-month period, the Expiration Date shall become for all purposes hereof 5:00 p.m., Florida time, on the date that is six (6) months following the issuance of letters testamentary or letters of administration to the personal representative(s), executor(s) or administrator(s) of the deceased Warrantholder, but in no event later than one year after the Warrantholder's death.

                                   ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

      The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

      SECTION 3.01: MECHANICAL ADJUSTMENTS. In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock prior to the full exercise of this Warrant, the Company shall make such adjustments in the character and number of Warrant Shares subject to this Warrant, in the Exercise Price and in the market prices of the vesting schedule set forth in Section 2.03 as shall be equitable and appropriate in order to make this Warrant, as nearly as may be practicable, equivalent to this Warrant immediately prior to such change; PROVIDED, however, that no such adjustment shall give any Warrantholder any additional benefits under this Agreement.

      SECTION 3.02: NO ADJUSTMENT FOR CASH DIVIDENDS. No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

      SECTION 3.03: FORM OF WARRANT AFTER ADJUSTMENTS. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.


                                  ARTICLE IV

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

      SECTION 4.01: NO RIGHTS AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or any permitted assignee the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company, unless and until certificates for Warrant Shares are issued to the Warrantholder upon the exercise of this Warrant as and to the extent permitted hereunder.

      SECTION 4.02: LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as and in substitution for this Warrant.

      SECTION 4.03:  RESERVATION OF SHARES.

            (a) The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

            (b) The Company covenants that all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, nonassessable and free of preemptive rights.

      SECTION 4.04: NO FRACTIONAL SHARES. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 4.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the larger number of whole shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrantholder would otherwise be entitled.

      SECTION 4.05: WITHHOLDING TAX. The Company shall be entitled to require as a condition of delivery of any Warrant Shares acquired upon exercise hereunder that the Warrantholder remit or, in the appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto.


                                   ARTICLE V

                           TREATMENT OF WARRANTHOLDER

      SECTION 5.01: Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes and the Company shall not be affected by any notice to the contrary.


                                  ARTICLE VI

                                  DISCLOSURES

      SECTION 6.01: DISCLOSURES. By acceptance of delivery of this Warrant, the Warrantholder acknowledges, represents, warrants, covenants and/or agrees as follows:

            (a) That as a director of the Company he is very familiar with the business and operations of the Company and has examined or has had an opportunity to examine before the date hereof all SEC filings and reports of the Company (including its Form 10-K's, Form 10-Q's and Proxy Statements) and other applicable documents, records and books and such other applicable information as are available and relevant to the issuance of the Warrant, the Warrant Shares, the Company and its business and operations and to enable him to the extent possible to verify the accuracy of any information, documents, records or books provided to him.

            (b) That no assurances, representations or warranties of any kind or nature whatsoever relating to the profit or loss that are to be realized, if any, by him as a result of the issuance of the Warrant or Warrant Shares to him have been made to him by the Company or any officer, agent or employee of the Company. With respect to the tax aspects of the issuance of the Warrant or Warrant Shares to him, that he is relying solely upon the advice of his own tax advisors and upon his knowledge with respect thereto in determining the tax affect of such issuance.

            (c) That he has had an opportunity to ask questions of and receive answers from the Company and its management and/or a person or persons authorized to act on the Company's behalf concerning the terms and conditions of this Warrant and the Company and its business and operations, and all such questions have been answered to his full satisfaction.

            (d) That he understands that this Warrant and as of the date hereof the Warrant Shares have not been registered under the Securities Act or any state securities laws in reliance on exemptions therefrom for non-public offerings and further understands that this Warrant and the Warrant Shares have not been approved or disapproved by the SEC, any state securities administrator or any other federal or state agency.

            (e) That he is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks in connection with the issuance of this Warrant and his exercise thereof without the services of a purchaser representative.

            (f) That he is acquiring this Warrant for his own account, for investment purposes only and not with a view to the sale or other distribution thereof, in whole or in part or directly or indirectly, and is aware that there are substantial restrictions herein and under the Securities Act on the transferability of this Warrant and the Warrant Shares.

            (g) That the proceeds received by the Company from the sale of Warrant Shares pursuant to this Warrant may be commingled with any other corporate funds and used for any corporate purposes.

            (h) That neither this Warrant nor the rights granted to Warrantholder hereunder shall confer on Warrantholder any right to continue as a director of the Company or limit in any respect the rights of the shareholders of the Company (in the absence of a specific written agreement or a specific limitation provided by law or pursuant to the Company's articles of incorporation or by-laws, as amended, to the contrary) to terminate Warrantholder's directorship at any time with or without cause.

                                  ARTICLE VII

                                 OTHER MATTERS

      SECTION 7.01: SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of its or his respective successors, heirs, legal representatives and permitted assigns hereunder.

      SECTION 7.02: AMENDMENTS AND WAIVERS. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented except by a writing executed by the Company and the Warrantholder, and any waiver or consents to departures from the provisions hereof may not be given except in writing by the party so waiving or consenting.

      SECTION 7.03: GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida.

      SECTION 7.04: SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      SECTION 7.05: INTEGRATION/ENTIRE AGREEMENT. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      SECTION 7.06: ATTORNEY'S FEES. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements before and at trial and at all appellate levels in addition to its other costs and expenses and any other available remedies.

      SECTION 7.07: NOTICES. Notice or demand pursuant to this Warrant to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested and postage prepaid, addressed, until another address is designated in writing by the Company, as follows:

                  Sound Advice, Inc.
                  1901 Tigertail Boulevard
                  Dania, Florida 33004
                  Attention:  Peter Beshouri, President.

Any notice or demand authorized by this Warrant to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested and postage prepaid, to the Warrantholder at his last known address as it shall appear on the books of the Company.

      SECTION 7.08: PRONOUNS. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

        SECTION 7.09: HEADINGS. The Article and Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

        IN WITNESS WHEREOF, this Warrant has been duly executed by an authorized officer of the Company effective as of the 29th day of April, 1997.

                                            SOUND ADVICE, INC.


                                            By:____________________________
                                               Peter Beshouri, President

        The undersigned hereby acknowledges and accepts the delivery by the Company to him of this Warrant and agrees to be bound by and comply with all of the terms, conditions and provisions hereof.

                                            _______________________________


                                            _______________________________
                                            Address

                                SUBSCRIPTION FORM

                TO BE EXECUTED BY THE WARRANTHOLDER IF HE DESIRES
                  TO EXERCISE THE WARRANT IN WHOLE OR IN PART:



To:     Sound Advice, Inc.


        The undersigned, __________________________________________,
                             (Name of Warrantholder)

                         (_________________________________________)
                          (Please insert Social Security or other
                           identifying number of Warrantholder)

hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ___________ shares of Common Stock provided for therein and tenders payment herewith to the order of Sound Advice, Inc. in the amount of $_________. The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:____________________________________________________________

Address:_________________________________________________________

Deliver to:______________________________________________________

Address:_________________________________________________________

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address:_________________________________________________________

Date:_________________________


                                               Signature:_______________________
                                               Note: The signature of this
                                               Subscription Form must correspond
                                               with the name as written upon the
                                               face of this Warrant in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever.